UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida 33131

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 10, 2026, Telomir Pharmaceuticals, Inc. (the “Company”) issued a press release announcing publication of a peer-reviewed preclinical study titled “Telomir-Zn Modulates Intracellular Iron and Copper to Inhibit JmjC Histone Demethylases and Suppress Tumor Growth in Prostate and Triple-Negative Breast Cancer” in the Journal of Oncology Research and Therapy, Volume 11, Issue 3.

The publication demonstrated that Telomir-Zn inhibits histone demethylases (KDMs), which aggressive cancer cells overexpress, to silence tumor-suppressor genes by depleting free intracellular iron. In TNBC cells, iron-rescue experiments proved the mechanism’s specificity. In prostate and TNBC cancer models, the compound reduced primary tumor growth. In a prostate cancer model, Telomir-Zn enabled the reactivation of silenced tumor-suppressor genes by the inhibition of DNA methylation. Notably, Telomir-Zn significantly reduced metastatic dissemination in an HCC1806 TNBC model—a critical finding, as most TNBC patients die from metastatic spread. In TNBC models, Telomir-Zn combined with paclitaxel showed synergistic tumor reduction, suggesting potential for combination approaches.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally may be identified by the use of words such as “anticipate,” “expect,” “plan,” “can,” “could,” “would,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “guidance,” “potential,” “intend,” “seek,” “target” and other words of similar meaning, although not all forward-looking statements include these words. Forward-looking statements may include, but are not limited to, statements regarding the therapeutic potential, mechanism of action, development plans, regulatory pathway, safety profile, efficacy, anticipated clinical development, commercialization prospects, market opportunity and future development of Telomir-Zn, including its potential applications in oncology and other disease indications, and the Company’s other research and development programs.

These forward-looking statements are based on current expectations, estimates, forecasts and projections, as well as management’s current beliefs and assumptions, and are subject to significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, risks related to preclinical and clinical development; the initiation, timing, progress and results of clinical trials and other studies; the ability to recruit and enroll patients in clinical trials; the safety and efficacy of Telomir-Zn; the Company’s ability to obtain and maintain regulatory approvals; the timing and outcome of regulatory submissions and interactions with regulatory authorities; reliance on third-party manufacturers, contract research organizations and other service providers; intellectual property protection; the Company’s ability to obtain additional financing; commercialization and market acceptance of the Company’s product candidates, if approved; competition; market conditions; and the other risks identified under the heading “Risk Factors” contained in the Company’s Annual Report on Form 10-K and the Company’s subsequent filings with the U.S. Securities and Exchange Commission (“SEC”).

Forward-looking statements contained in this report speak only as of the date of this report, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investors are cautioned not to place undue reliance on these forward-looking statements. Additional information regarding these and other risks and uncertainties is contained in the Company’s filings with the SEC, including its Annual Report on Form 10-K and subsequent filings, available at www.sec.gov and in the Investors section of the Company’s website at www.telomirpharma.com. Forward-looking statements should be considered in light of these risks and uncertainties.

Item 9.01 Financial Statements and Other Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Telomir Pharmaceuticals, Inc., dated August 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: August 10, 2026	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer